SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K


                            CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange
                             Act of 1934


           Date of Report (Date of earliest event reported):
                            March 4, 1999


                        PETER KIEWIT SONS', INC.
          (Exact name of registrant as specified in its charter)


Delaware                      000-23943             91-1842817
(State or other        (Commission File Number)  (I.R.S. Employer
jurisdiction of                                   Identification
Incorporation)                                    No.)


Kiewit Plaza, Omaha Nebraska                          68131
(Address of principal executive offices)           (Zip Code)



                               (402) 342-2052
           (Registrant's telephone number, including area code)



Item 5.  Other Events.

     On March 4, 1999, the Board of Directors of the Peter Kiewit Sons', Inc. (the "Company") appointed Mogens C. Bay to fill the vacancy on the Board of Directors created by the resignation of Thomas C. Stortz in December 1998. Mr. Stortz resigned due to a change in his occupation. On March 18, 1999, the Company issued a press release relating to the appointment of Mogens C. Bay to the Board of Directors. This press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release dated March 18, 1999 related to the appointment of Mogens C. Bay to the Board of Directors.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PETER KIEWIT SONS', INC.



                                 By:  /s/ Tobin A. Schropp
Date: March 19, 1999             Tobin A. Schropp, Vice President